UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 24, 2026
Commission file number: 001-39898
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Driven Brands Holdings Inc.
(Exact name of Registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation or organization)

139898
(Commission File Number)

47-3595252
(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)
(704) 377-8855
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
Common Stock, $0.01 par value

Trading Symbol
DRVN

Name of each exchange on which registered
The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement
Amendment to Credit Agreement
On April 24, 2026, Driven Holdings Parent LLC (“Holdings”) and Driven Holdings, LLC (“Borrower”), indirect wholly-owned subsidiaries of Driven Brands Holdings Inc. (the “Company”), entered into an amendment (the “Amendment”) that also provides for a limited waiver to their revolving credit facility under the Credit Agreement, dated as of May 27, 2021 (as amended, restated, supplemented, or otherwise modified, the “Credit Agreement”) by and among Holdings, Borrower, the lenders party thereto from time to time (the “Lenders”), and JPMorgan Chase Bank, N.A. as administrative agent (the “Administrative Agent”), which (i) waives any defaults or events of default that may exist or have arisen as a result of Borrower notifying the Administrative Agent and the Lenders that it intends to restate previously delivered financial statements for the fiscal years ending on December 30, 2023 and on December 28, 2024 and the first three fiscal quarters of the fiscal year ending on December 27, 2025, (ii) extends the deadline for the Borrower to deliver its financial statements for the fiscal year ending on December 27, 2025 (the “2025 Borrower Financial Statements”) to 165 days after such fiscal year-end (June 10, 2026), and (iii) extends the deadline for the Borrower to deliver its financial statements for the fiscal quarter ending on March 28, 2026 (the “Q1 2026 Borrower Financial Statements”) to 45 days after the delivery of the 2025 Borrower Financial Statements.
The foregoing description of the Amendment is qualified in its entirety by reference to the full text of Amendment, which is incorporated herein by reference to Exhibit 10.2 to this Current Report on Form 8-K.
The Company currently expects to deliver the 2025 Borrower Financial Statements on or before June 10, 2026.
Forward Looking Statements
The disclosure set forth in this Item 1.01 contains a number of forward-looking statements. Words such as “intends,” “expects,” or “will,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our beliefs and expectations relating to the delivery of the
2025 Borrower Financial Statements and Q1 2026 Borrower Financial Statements. These forward-looking statements are not guarantees of future results and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a material delay in the Company’s financial reporting. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this report, except as required by applicable law or regulation.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
Limited Waiver and Fourth Amendment to the Credit Agreement, dated as of April 24, 2026, by and among Driven Holdings Parent LLC, Driven Holdings LLC, the consenting lenders party thereto, and JPMorgan Chase Bank, N.A. as administrative agent

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: April 24, 2026	By:	/s/ Scott O’Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, Chief Legal Officer, and Secretary